Other Non-Current Liabilities	6 Months Ended
Jun. 30, 2025
Disclosure Of Other Non-Current Liabilities Explanatory [Abstract]
Other Non-Current Liabilities
17.
OTHER NON-CURRENT LIABILITIES

On November 19, 2025, the Group entered into a settlement agreement to fully resolve and conclude all matters related to legal proceedings previously filed in the Grand Court of the Cayman Islands by two minority investors. Under the terms of the agreement, the Group agreed to pay $5.0 million in cash and approximately $0.9 million in associated legal expenses.

The Group determined that the settlement provides evidence of conditions that existed as of June 30, 2025 and, accordingly, the event was classified as an adjusting event in accordance with IAS 10. As a result, the Group recorded a total settlement obligation of $5.9 million as of and for the six months ended June 30, 2025, recognized in administrative expenses in the statement of operations and comprehensive loss.

Based on the payment due dates, $1.9 million of the settlement obligation is included in other payables and accruals (See Note 16), with the remaining $4.0 million classified as other non-current liabilities in the statement of financial position. The repayment schedule is presented in the table below.

	Payments due by period
(In thousands)	Total	Less than 1 year	1-2 years	3-5 years	More than 5 years
Legal commitments	5,879	1,879	2,500	1,500	—